Exhibit 99.1

Investor Contact:	Ben Jones
Polycom, Inc.
1.408.586.4370
ben.jones@polycom.com
Press Contact:	Michael Rose
Polycom, Inc.
1.408.586.3839
michael.rose@polycom.com

Polycom Announces Third Quarter 2015 Financial Results

Non-GAAP Operating Margin grows 5 percent year-over-year

GAAP Operating Margin grows 16 percent year-over-year

SAN JOSE, Calif. – October 21, 2015 – Polycom, Inc. (Nasdaq: PLCM) today reported third quarter 2015 revenues of $303 million, non-GAAP net income of $29 million and non-GAAP earnings per diluted share of 21 cents. GAAP net income for the third quarter was $14 million, or 10 cents per diluted share on a GAAP basis. A reconciliation of GAAP to non-GAAP results is provided in the tables at the end of this press release.

“In the third quarter of 2015, we delivered non-GAAP earnings-per-share consistent with our expectations and achieved year-over-year growth in operating margins,” said Peter Leav, President and Chief Executive Officer. “Improving operational performance and making sound strategic investments remain top priorities for Polycom. Additionally, we are very excited about the game-changing products that we recently announced.”

“In the third quarter, Polycom generated $26 million in operating cash flow and repurchased $25 million of common stock under our current share repurchase program,” said Laura Durr, Chief Financial Officer and Executive Vice President.  “We continue to be good stewards of our capital and remain focused on improving operational performance.”

On a comparative basis, consolidated financial results were:

($ in millions, except per share data)	Q3 2015	Q2 2015	Q3 2014	Year-Over-Year Change
Revenues	$303.1	$316.6	$335.7	(10)%
Non-GAAP Net Income	$28.9	$29.9	$30.7	(6)%
Non-GAAP EPS	$0.21	$0.22	$0.22	(5)%
GAAP Net Income	$13.6	$19.6	$17.0	(20)%
GAAP EPS	$0.10	$0.14	$0.12	(17)%

On a geographic basis, consolidated revenues were comprised of:

($ in millions)	Q3 2015	Q2 2015	Q3 2014	Year-Over-Year Change
Americas	$148.2	$158.3	$166.4	(11)%
% of revenues	49%	50%	50%
Europe, Middle East & Africa (EMEA)	77.3	80.9	84.0	(8)%
% of revenues	25%	26%	25%
Asia Pacific	77.7	77.4	85.3	(9)%
% of revenues	26%	24%	25%
Totals *	$303.1	$316.6	$335.7	(10)%

* may not foot due to rounding

By product category, inclusive of its service component, consolidated revenues were comprised of:

($ in millions)	Q3 2015	Q2 2015	Q3 2014	Year-Over-Year Change
UC Group Systems	$184.9	$195.2	$217.3	(15)%
% of revenues	61%	62%	65%
UC Personal Devices	63.3	66.8	60.1	5%
% of revenues	21%	21%	18%
UC Platform	55.0	54.6	58.3	(6)%
% of revenues	18%	17%	17%
Totals *	$303.1	$316.6	$335.7	(10)%

* may not foot due to rounding

In Q3 2015, Polycom generated a total of $26 million in operating cash flow. Operating cash flow on a trailing 12 month basis was $180 million. Cash and investments at the end of Q3 2015 totaled $655 million, of which approximately $206 million is located in the United States. Net of existing debt, cash and investments at the end of Q3 2015 totaled $418 million.

Earnings Call Details

Polycom will hold a conference call today, October 21, 2015, at 5:00 p.m. ET/2:00 p.m. PT to discuss third quarter 2015 financial results and guidance for the fourth quarter 2015. You may participate by listening to the webcast at www.polycom.com/investors or, for callers in the United States and Canada; you may participate by calling +1.800.707.7561 and for callers outside of the United States and Canada, by calling +1.303.223.4363.  A replay of the call will also be available at www.polycom.com/investors or, for callers in the United States and Canada, at +1.800.633.8284 and, for callers outside of the United States and Canada, at +1.402.977.9140. The access number for the replay is 21779325.

Forward Looking Statements and Risk Factors

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding our top priorities, improving operating performance, and making sound strategic investments. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and on our customers and partners, and any resulting loss of business; the impact of increased competition due to consolidation in our industry or competition from companies that are larger or that have greater resources than we do; potential fluctuations in results and future growth rates; risks associated with global economic conditions and external market factors; the market acceptance of our products and changing market demands, including demands for differing technologies or product and services offerings; our ability to successfully implement process improvements and cost containment initiatives; changes to our strategic areas of focus and investment; our ability to successfully integrate our acquisitions into our business; possible delays in the development, availability and shipment of new products due to engineering, manufacturing or other delays; increasing costs and the availability of capital; changes in key sales and other personnel that may cause disruption to the business; the impact of restructuring actions; and the impact of global conflicts that may adversely impact our business. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed and will be delivered on a when and if available basis.

GAAP to non-GAAP Reconciliation

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance before gains, losses, or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with GAAP in the United States.

About Polycom

Polycom helps organizations unleash the power of human collaboration. More than 415,000 companies and institutions worldwide defy distance with secure video, voice and content solutions from Polycom to increase productivity, speed time to market, provide better customer service, expand education and save lives. Polycom and its global partner ecosystem provide flexible collaboration solutions for any environment that deliver the best user experience, the broadest multi-vendor interoperability and unmatched investment protection. Visit www.polycom.com or connect with us on Twitter, Facebook and LinkedIn to learn more.

© 2015 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom logo, and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Revenues:
Product revenues	$211,318	$240,059	$666,901	$708,133
Service revenues	91,792	95,627	283,484	288,096
Total revenues	303,110	335,686	950,385	996,229
Cost of revenues:
Cost of product revenues	91,272	101,399	288,293	296,745
Cost of service revenues	32,948	37,617	104,457	115,607
Total cost of revenues	124,220	139,016	392,750	412,352
Gross profit	178,890	196,670	557,635	583,877
Operating expenses:
Sales and marketing	86,915	97,953	267,207	289,757
Research and development	46,744	51,024	142,626	148,202
General and administrative	22,720	25,746	66,156	74,175
Amortization of purchased intangibles	2,399	2,435	7,233	7,363
Restructuring costs	213	(2,631)	580	36,887
Litigation reserves and payments	—	3,130	—	3,130
Transaction-related costs	—	—	—	156
Total operating expenses	158,991	177,657	483,802	559,670
Operating income	19,899	19,013	73,833	24,207
Interest and other income (expense), net
Interest expense	(1,538)	(1,470)	(4,545)	(4,404)
Other income (expense), net	969	1,285	2,336	1,828
Interest and other income (expense), net	(569)	(185)	(2,209)	(2,576)
Income before provision for income taxes	19,330	18,828	71,624	21,631
Provision for income taxes	5,757	1,817	17,206	54
Net income	$13,573	$17,011	$54,418	$21,577

Basic net income per share:	$0.10	$0.12	$0.41	$0.16

Diluted net income per share:	$0.10	$0.12	$0.40	$0.15

Number of shares used in computation of net income per share:
Basic	132,944	136,606	133,926	137,139
Diluted	135,792	142,176	137,458	142,406

POLYCOM, INC.

Reconciliation of GAAP to Non-GAAP Net Income

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
GAAP net income	$13,573	$19,647	$17,011	$54,418	$21,577
Amortization of purchased intangibles	2,499	2,517	3,167	8,090	9,667
Restructuring costs	213	343	(2,631)	580	36,887
Litigation reserves and payments	—	—	3,130	—	3,130
Transaction-related costs	—	—	—	—	156
Stock-based compensation expense	13,959	9,711	14,768	32,902	34,178
Effect of stock-based compensation on warranty rates	96	80	204	229	410
Costs associated with CEO separation and related SEC investigation	22	64	960	421	1,951
Income tax effect of non-GAAP exclusions	(1,451)	(2,415)	(5,865)	(5,547)	(21,545)
Non-GAAP net income	$28,911	$29,947	$30,744	$91,093	$86,411
GAAP net income per share
Basic	$0.10	$0.15	$0.12	$0.41	$0.16
Diluted	$0.10	$0.14	$0.12	$0.40	$0.15
Non-GAAP net income per share
Basic	$0.22	$0.22	$0.22	$0.68	$0.63
Diluted	$0.21	$0.22	$0.22	$0.66	$0.61
Number of shares used in computation of net income per share:
Basic	132,944	134,057	136,606	133,926	137,139
Diluted	135,792	137,347	142,176	137,458	142,406

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	September 30, 2015	December 31, 2014
ASSETS
Current assets
Cash and cash equivalents	$412,453	$443,132
Short-term investments	198,155	185,783
Trade receivables, net	156,075	169,400
Inventories	99,904	100,328
Deferred taxes	37,404	38,805
Prepaid expenses and other current assets	48,706	61,072
Total current assets	952,697	998,520
Property and equipment, net	107,646	109,195
Long-term investments	44,428	59,197
Goodwill and purchased intangibles, net	575,461	583,798
Deferred taxes	49,753	54,019
Other assets	24,400	26,493
Total assets	$1,754,385	$1,831,222
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$85,743	$108,172
Accrued payroll and related liabilities	32,442	42,901
Taxes payable	5,913	4,056
Deferred revenue	172,465	173,532
Current portion of long-term debt	6,250	6,250
Other accrued liabilities	68,721	86,193
Total current liabilities	371,534	421,104
Long-term deferred revenue	81,224	89,366
Taxes payable	9,644	11,719
Deferred taxes	115	173
Long-term debt	231,250	235,938
Other non-current liabilities	30,940	49,189
Total liabilities	724,707	807,489
Stockholders' equity	1,029,678	1,023,733
Total liabilities and stockholders' equity	$1,754,385	$1,831,222

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2015	September 30, 2014
Cash flows from operating activities:
Net income	$54,418	$21,577
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	39,462	43,201
Amortization of purchased intangibles	8,140	9,724
Amortization of capitalized software development costs for products to be sold	2,174	1,269
Amortization of debt issuance costs	399	400
Amortization of discounts and premiums on investments, net	1,617	1,440
Provision for doubtful accounts	—	600
Write-down of excess and obsolete inventories	9,697	3,682
Stock-based compensation expense	32,902	34,178
Excess tax benefits from stock-based compensation expense	(4,068)	(2,595)
Loss on disposal of property and equipment	562	4,987
Changes in assets and liabilities:
Trade receivables	13,325	1,432
Inventories	(9,731)	1,678
Deferred taxes	(2,494)	(7,705)
Prepaid expenses and other assets	11,726	(11,974)
Accounts payable	(25,492)	8,867
Taxes payable	11,030	7,178
Other accrued liabilities and deferred revenue	(54,622)	(3,290)
Net cash provided by operating activities	89,045	114,649
Cash flows from investing activities:
Purchases of property and equipment	(34,389)	(36,847)
Capitalized software development costs for products to be sold	(3,845)	(3,069)
Purchases of investments	(176,594)	(220,575)
Proceeds from sale of investments	11,168	40,709
Proceeds from maturities of investments	166,340	132,753
Net cash used in investing activities	(37,320)	(87,029)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	21,683	23,407
Payments on debt	(4,687)	(4,688)
Purchase and retirement of common stock under share repurchase plan	(89,953)	(25,000)
Purchase and retirement of common stock for tax withholdings on vesting of employee stock-based awards	(13,515)	(10,240)
Excess tax benefits from stock-based compensation expense	4,068	2,595
Net cash used in financing activities	(82,404)	(13,926)
Net (decrease) increase in cash and cash equivalents	(30,679)	13,694
Cash and cash equivalents, beginning of period	443,132	392,629
Cash and cash equivalents, end of period	$412,453	$406,323

POLYCOM, INC.

Selected Summary Data

(In millions except per share amounts and headcount)

(Unaudited)

	September 30, 2015	June 30, 2015	September 30, 2014
Balance Sheet Highlights
Cash and investments	$655	$660	$643
Number of shares outstanding	132	133	136
Cash and investments per share	$4.95	$4.95	$4.71
Debt	$238	$239	$244
Operating cash flow - quarterly	$26	$33	$34
Operating cash flow - trailing 12 months	$180	$188	$164
DSO (Days Sales Outstanding)	47	46	49
Inventory turns - GAAP	5.0	5.2	5.7
Inventory turns - non-GAAP	4.9	5.2	5.6
Deferred revenue	$254	$260	$257
Share repurchases:
Quarter-to-date share repurchases - shares	2.2	1.9	1.9
Quarter-to-date share repurchases - dollars	$25	$25	$25
Year-to-date share repurchases - shares (1)	7.0	4.8	3.4
Year-to-date share repurchases - dollars	$90	$65	$25
Remaining authorization for share repurchases (2)	$60	$85	$175
Ending headcount	3,511	3,553	3,528

	For the Three Months Ended
	September 30, 2015	June 30, 2015	September 30, 2014
Income Statement Highlights
GAAP:
Revenues	$303	$317	$336
Gross margin	59.0%	58.7%	58.6%
Operating expenses	$159	$161	$178
Operating margin	6.6%	7.9%	5.7%
Diluted EPS	$0.10	$0.14	$0.12
Non-GAAP:
Revenues	$303	$317	$336
Gross margin	59.7%	59.2%	59.4%
Operating expenses	$144	$150	$161
Operating margin	12.1%	11.9%	11.5%
Diluted EPS	$0.21	$0.22	$0.22

(1)

The final settlement of shares under prior Accelerated Share Repurchase program was completed in the three month period ended June 30, 2014, for which funds were advanced in the three month period ended December 31, 2013.

(2)	Polycom is not obligated to purchase any specific number of shares under its Share Repurchase Program and the program may be modified, suspended or discontinued at any time.

POLYCOM, INC.

Reconciliations of GAAP Measures to Non-GAAP Measures

(In thousands)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
GAAP cost of revenues used in inventory turns	$124,220	$130,650	$139,016	$392,750	$412,352
Stock-based compensation expense	(1,986)	(1,382)	(1,770)	(5,631)	(4,992)
Effect of stock-based compensation expense on warranty rates	(96)	(80)	(204)	(229)	(410)
Amortization of purchased intangibles	(100)	(100)	(732)	(857)	(2,304)
Non-GAAP cost of revenues used in inventory turns	$122,038	$129,088	$136,310	$386,033	$404,646
GAAP gross profit	$178,890	$185,925	$196,670	$557,635	$583,877
Stock-based compensation expense	1,986	1,382	1,770	5,631	4,992
Effect of stock-based compensation expense on warranty rates	96	80	204	229	410
Amortization of purchased intangibles	100	100	732	857	2,304
Non-GAAP gross profit	$181,072	$187,487	$199,376	$564,352	$591,583
Non-GAAP gross margin	59.7%	59.2%	59.4%	59.4%	59.4%

GAAP sales and marketing expense	$86,915	$89,433	$97,953	$267,207	$289,757
Stock-based compensation expense	(4,217)	(2,698)	(4,673)	(9,528)	(10,397)
Non-GAAP sales and marketing expense	$82,698	$86,735	$93,280	$257,679	$279,360
Non-GAAP sales and marketing expense as percent of revenues	27.3%	27.4%	27.8%	27.1%	28.0%

GAAP research and development expense	$46,744	$46,545	$51,024	$142,626	$148,202
Stock-based compensation expense	(2,725)	(1,915)	(3,203)	(7,213)	(7,304)
Non-GAAP research and development expense	$44,019	$44,630	$47,821	$135,413	$140,898
Non-GAAP research and development expense as percent of revenues	14.5%	14.1%	14.2%	14.2%	14.1%

GAAP general and administrative expense	$22,720	$22,269	$25,746	$66,156	$74,175
Stock-based compensation expense	(5,031)	(3,716)	(5,122)	(10,530)	(11,485)
Costs associated with CEO separation and related SEC investigation	(22)	(64)	(960)	(421)	(1,951)
Non-GAAP general and administrative expense	$17,667	$18,489	$19,664	$55,205	$60,739
Non-GAAP general and administrative expense as percent of revenues	5.8%	5.8%	5.9%	5.8%	6.1%

GAAP total operating expenses	$158,991	$161,007	$177,657	$483,802	$559,670
Stock-based compensation expense	(11,973)	(8,329)	(12,998)	(27,271)	(29,186)
Amortization of purchased intangibles	(2,399)	(2,417)	(2,435)	(7,233)	(7,363)
Restructuring costs	(213)	(343)	2,631	(580)	(36,887)
Litigation reserves and payments	—	—	(3,130)	—	(3,130)
Transaction-related costs	—	—	—	—	(156)
Costs associated with CEO separation and related SEC investigation	(22)	(64)	(960)	(421)	(1,951)
Non-GAAP total operating expenses	$144,384	$149,854	$160,765	$448,297	$480,997
Non-GAAP total operating expenses as percent of revenues	47.6%	47.3%	47.9%	47.2%	48.3%

GAAP operating income	$19,899	$24,918	$19,013	$73,833	$24,207
Stock-based compensation expense	13,959	9,711	14,768	32,902	34,178
Effect of stock-based compensation expense on warranty rates	96	80	204	229	410
Amortization of purchased intangibles	2,499	2,517	3,167	8,090	9,667
Restructuring costs	213	343	(2,631)	580	36,887
Litigation reserves and payments	—	—	3,130	—	3,130
Transaction-related costs	—	—	—	—	156
Costs associated with CEO separation and related SEC investigation	22	64	960	421	1,951
Non-GAAP operating income	$36,688	$37,633	$38,611	$116,055	$110,586
Non-GAAP operating margin	12.1%	11.9%	11.5%	12.2%	11.1%

POLYCOM, INC.

Summary of Stock-Based Compensation Expense

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Cost of product revenues	$731	$668	$2,191	$1,828
Cost of service revenues	1,255	1,102	3,440	3,164
Stock-based compensation expense in total cost of revenues	1,986	1,770	5,631	4,992
Sales and marketing	4,217	4,673	9,528	10,397
Research and development	2,725	3,203	7,213	7,304
General and administrative	5,031	5,122	10,530	11,485
Stock-based compensation expense in operating expenses	11,973	12,998	27,271	29,186
Total stock-based compensation expense	$13,959	$14,768	$32,902	$34,178